Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”) is made effective as of May 29, 2009, by and among Active Power, Inc. (the “Company”), a corporation organized under the laws of the State of Delaware, with its principal offices at 2128 W. Braker Lane, BK12, Austin, Texas 78758, and the purchasers whose names and addresses are set forth on the signature pages hereof (each a “Purchaser” and collectively the “Purchasers”).

IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed by the parties hereto, the Company and each of the Purchasers, intending to be legally bound, agree as follows:

SECTION 1. Authorization of Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the issuance and sale of up to 6,000,000 shares (the “Shares”) of common stock, par value $0.001 per share (the “Common Stock”), of the Company.

SECTION 2. Agreement to Sell and Purchase the Shares. At the Closing (as defined in Section 3), the Company will, subject to the terms and conditions of this Agreement, issue and sell to the Purchasers and the Purchasers will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares at the purchase price per share and aggregate purchase prices set forth on the signature pages hereto. The obligation of each Purchaser to buy Shares shall be a several, and not joint, obligation.

SECTION 3. Delivery of the Shares at the Closing. The completion of the purchase and sale of the Shares (the “Closing”) shall occur at the offices of Wilson Sonsini Goodrich & Rosati, Professional Corporation, 900 South Capital of Texas Highway, Las Cimas IV, Fifth Floor, Austin, TX 78746-5546, within three (3) business days following the effective date of the Agreement, or on such later date or at such different location as the parties shall agree in writing, but not prior to the date that the conditions for Closing set forth below have been satisfied or waived by the appropriate party (the “Closing Date”).

At the Closing, each Purchaser shall deliver, in immediately available funds, the full amount of the purchase price for the Shares being purchased by such Purchaser hereunder by wire transfer to an account designated by the Company and the Company shall deliver to each Purchaser one or more stock certificates registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser in writing, representing the number of Shares set forth on such Purchaser’s signature page hereto and bearing an appropriate legend referring to the fact that the Shares were sold in reliance upon the exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(2) thereof and Rule 506 thereunder. The name(s) in which the stock certificates are to be registered are set forth in the Stock Certificate Questionnaire attached hereto as part of Appendix I.

The Company’s obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (x) receipt by the Company of same-day funds in the full amount of the purchase price for the Shares being purchased hereunder; (y) completion of the purchases and sales under the Agreement with all Purchasers; and (z) the accuracy in all material respects of the representations and warranties made by the Purchasers and the fulfillment of those undertakings of the Purchasers to be fulfilled prior to the Closing. Each Purchaser’s obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions, any one or more of which may be waived by such Purchaser: (a) each of the representations and warranties of the Company in this Agreement (disregarding, for this purpose, all exceptions in those representations and warranties relating to materiality, Material Adverse Effect (as defined below) or any similar standard or qualification) shall be true and correct on and as of the date of this Agreement and as of the Closing Date (except to the extent expressly made as of a specified date, in which case as of such date), except where such failure to be so true and correct on the date hereof and on the Closing Date has not had or is not reasonably likely to have, individually or in the aggregate, a Material Adverse Effect; (b) the delivery to the Purchaser by counsel to the Company of a legal opinion in the form of Exhibit A hereto; (c) receipt by the Purchaser of a certificate executed by the chief executive officer and the chief financial or accounting officer of the Company, dated as of the Closing Date, to the effect of (a) above, and to the effect that the Company has complied in all material respects with the Agreement and satisfied all the conditions herein on its part to be performed or satisfied on or prior to such Closing Date; and (d) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing. Each Purchaser’s obligations hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Shares that they have agreed to purchase from the Company. For the purposes of this Agreement the term “Material Adverse Effect” shall mean a material adverse effect on the condition, properties, business or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, in no event shall any of the following be taken into account in determining whether there has been or will be a Material Adverse Effect: (A) any effect resulting from changes or effects in general worldwide or U.S. economic, capital market or political conditions, which changes or effects do not disproportionately affect the Company, (B) any effect resulting from changes or effects generally affecting the industries or markets in which the Company operates, which changes or effects do not disproportionately affect the Company, (C) any effect resulting from any act of war or terrorism (or, in each case, any escalation thereof), which changes or effects do not disproportionately affect the Company, (D) any changes in applicable laws or regulations or accounting principles, (E) any change in and of itself in the trading price or trading volume of the Company’s Common Stock, or (F) any failure, in and of itself, of the Company to meet any projections or forecasts or revenue or earnings predictions.

SECTION 4. Representations, Warranties and Covenants of the Company. The Company hereby represents and warrants to, and covenants with, the Purchasers, as of the date of this Agreement (except to the extent expressly made as of a specified date, in which case as of such date), as follows:

4.1 Organization and Qualification. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation, and the

Company is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect. Each of the Company’s subsidiaries (each a “Subsidiary” and collectively the “Subsidiaries”) is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and is qualified to do business as a foreign corporation in each jurisdiction in which qualification is required, except where failure to so qualify would not have a Material Adverse Effect.

4.2 Reporting Company; Form S-3. As of the date of this Agreement, the Company is not an “ineligible issuer” (as defined in Rule 405 promulgated under the Securities Act) and is eligible to register the Shares for resale by the Purchaser on a registration statement on Form S-3 under the Securities Act. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and has filed all reports required thereby. To the Company’s knowledge, there exist no facts or circumstances (including without limitation any required approvals or waivers or any circumstances that may delay or prevent the obtaining of accountant’s consents) that reasonably could be expected to prohibit or delay the preparation and filing of a registration statement on Form S-3 (or a prospectus supplement to an effective shelf registration statement) under the Securities Act registering the Shares for public resale as contemplated in Section 7.1 (the “Registration Statement”) beyond the time for such Registration Statement to be filed and to become effective, as specified therein.

4.3 Authorized Capital Stock. The authorized capital stock of the Company consists of (a) 150,000,000 shares of Common Stock, of which 60,458,311 shares were issued and outstanding as of the close of business on May 28, 2009, and (b) 10,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were issued and outstanding as of May 28, 2009. The issued and outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities. Except as set forth in the Commission Documents (as defined in Section 4.12), the Company does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. With respect to each of the Subsidiaries, except where failure of the following representation would not have a Material Adverse Effect (i) all the issued and outstanding shares of such Subsidiary’s capital stock have been duly authorized and validly issued, are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, were not issued in violation of or subject to any preemptive rights or other rights to subscribe for or purchase securities, and (ii) except as set forth in or contemplated by the Commission Documents, there are no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of such Subsidiary’s capital stock or any such options, rights, convertible securities or obligations.

4.4 Issuance, Sale and Delivery of the Shares. The Shares have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and nonassessable. No preemptive rights or other rights to subscribe for or purchase any shares of Common Stock of the Company exist with respect to the issuance and sale of the Shares by the Company pursuant to this Agreement. No stockholder of the Company has any right (which has not been waived or has not expired by reason of lapse of time following notification of the Company’s intention to file the Registration Statement) to require the Company to register the sale of any capital stock owned by such stockholder under the Registration Statement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Shares to be sold by the Company as contemplated herein.

4.5 Due Execution, Delivery and Performance of the Agreement. The Company has full legal right, corporate power and authority to enter into this Agreement and perform the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Company. This Agreement constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws and judicial decisions of general application relating to or affecting the enforcement of creditors’ rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including but not limited to, indemnification provisions set forth in Section 7.3 of this Agreement may be limited by federal or state securities law or the public policy underlying such laws. The execution and performance of this Agreement by the Company and the consummation of the transactions herein contemplated will not violate any provision of the certificate of incorporation or bylaws of the Company or the organizational documents of any Subsidiary. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required for the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated by this Agreement, except for compliance with the Blue Sky laws applicable to the offering of the Shares.

4.6 No Defaults or Consents. Except as would not cause a Material Adverse Effect, individually or in the aggregate, neither the execution, delivery and performance of this Agreement by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event that with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company or its Subsidiaries pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which either the Company or its Subsidiaries or any of its or their properties or businesses is bound, or any franchise, lease, license, permit, judgment, decree, order, statute, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Company or any Subsidiary or any of their respective assets or properties, except for such consents or waivers that have already been obtained and are in full force and effect.

4.7 No Material Adverse Change. Except as disclosed in the Commission Documents, since December 31, 2008 (i) the Company and its Subsidiaries have not paid or declared any dividends or other distributions with respect to their capital stock and none of the Company or any Subsidiary is in default in the payment of principal or interest on any material outstanding debt obligations; (ii) there has not been any change in the capital stock of the Company or its Subsidiaries other than the sale of the Shares hereunder and shares or options issued pursuant to employee equity incentive plans or purchase plans approved by the Company’s Board of Directors, or indebtedness material to the Company or its Subsidiaries (other than in the ordinary course of business and any required scheduled payments); and (iii) there has not occurred any event that has caused or could reasonably be expected to cause a Material Adverse Effect.

4.8 Compliance. The Company and its Subsidiaries conduct their business in compliance with all applicable laws, rules and regulations of the jurisdictions in which each is conducting business, including, without limitation, all applicable local, state and federal environmental laws and regulations, except where failure to be so in compliance would not have a Material Adverse Effect.

4.9 Taxes. The Company and each Subsidiary have filed all required federal, state and foreign income and franchise tax returns and have paid or accrued all taxes shown as due thereon, and none of the Company or any Subsidiary has knowledge of a tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect.

4.10 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Shares to be sold to the Purchaser hereunder will have been fully paid or provided for by the Company.

4.11 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder.

4.12 Additional Information. As of their respective filing dates, none of the Commission Documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading. As of the date hereof, the Company’s Annual Report for the fiscal year ended December 31, 2007, together with all other documents filed by the Company with the Commission since January 1, 2008, do not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading. The documents incorporated by reference in the Commission Documents or attached as exhibits thereto, at the time they became effective or were filed with the Commission, as the case may be, complied in all material respects with the requirements of the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder. In the past twelve (12) calendar months, the Company has filed all documents required to be filed by it prior to the date hereof with the Commission pursuant to the reporting requirements of the Exchange Act. All materials filed or furnished by the Company with the Commission under the Exchange Act or the Securities Act for the twelve (12) calendar months preceding the date hereof and all amendments thereto, exhibits included therein, financial statements and schedules thereto and documents incorporated by reference therein, are referred to as the “Commission Documents.”

4.13 Price of Common Stock. The Company has not taken, directly or indirectly, any action designed to cause or result in, or that has constituted or that might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of the Common Stock to facilitate the sale or resale of the Shares.

4.14 Listing Compliance. Except as set forth in the Commission Documents, the Company is in compliance with the requirements of the Nasdaq Global Market for continued listing of the Common Stock thereon. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or the listing of the Common Stock on the Nasdaq Global Market, nor has the Company received any notification that the Commission or the Nasdaq Global Market is contemplating terminating such registration or listing. The transactions contemplated by this Agreement will not contravene the rules and regulations of the Nasdaq Global Market. The Company will comply with all requirements of the Nasdaq Global Market with respect to the issuance of the Shares and shall cause the Shares to be listed on the Nasdaq Global Market and listed on any other exchange on which the Company’s Common Stock is listed on or before the Closing Date.

4.15 Integration; Other Issuances of Shares. Neither the Company nor the Subsidiaries or any affiliates, nor any person or entity acting on its or their behalf, has issued any shares of Common Stock or shares of any series of preferred stock or other securities or instruments convertible into, exchangeable for or otherwise entitling the holder thereof to acquire shares of Common Stock that would be integrated with the sale of the Shares to such Purchaser for purposes of the Securities Act or of any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated, nor will the Company or the Subsidiaries or affiliates take any action or steps that would require registration of any of the Shares under the Securities Act or cause the offering of the Shares to be integrated with other offerings. Assuming the accuracy of the representations and warranties of Purchasers set forth in this Agreement, the offer and sale of the Shares by the Company to the Purchasers pursuant to the Agreement will be exempt from the registration requirements of the Securities Act.

SECTION 5. Representations, Warranties and Covenants of the Purchaser. Each Purchaser represents and warrants to, and covenants with, the Company, as of the date of this Agreement (except to the extent expressly made as of a specified date, in which case as of such date), that:

5.1 Experience. (i) The Purchaser is knowledgeable, sophisticated and experienced in financial and business matters, in making, and is qualified to make, decisions with respect to investments in shares representing an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and comparable entities, has the ability to bear the economic risks of an investment in the Shares and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell pursuant to the Registration Statement or in compliance with the Securities

Act and the rules and regulations promulgated thereunder (the “1933 Act Rules and Regulations”), or, other than with respect to any claims arising out of a breach of this representation and warranty, the Purchaser’s right to indemnification under Section 7.3); (iii) the Purchaser will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of the Shares pursuant to the Registration Statement or with the applicable requirements of any exemption from the Securities Act; (iv) the Purchaser has completed or caused to be completed the Registration Statement Questionnaire in the form attached hereto as part of Appendix I or another form reasonably acceptable to the Company, for use in preparation of the Registration Statement, and the answers thereto are true and correct as of the date hereof and will be true and correct as of the effective date of the Registration Statement and the Purchaser will notify the Company immediately of any material change in any such information provided in the Registration Statement Questionnaire until such time as the Purchaser has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth on the signature page hereto, relied solely upon the representations and warranties of the Company contained herein; (vi) the Purchaser has had an opportunity to discuss this investment with representatives of the Company and ask questions of and receive answers from the representatives; and (vii) the Purchaser is an “accredited investor” within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act.

5.2 Reliance on Exemptions. The Purchaser understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the 1933 Act Rules and Regulations and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

5.3 Confidentiality. The Purchaser agrees that it is prohibited from reproducing or distributing this Agreement or any other offering materials or other information provided by the Company in connection with the Purchaser’s consideration of its investment in the Company, in whole or in part, or divulging or discussing any of their contents, except to its financial, investment or legal advisors in connection with its proposed investment in the Shares. Further, the Purchaser understands that the existence and nature of all conversations and presentations, if any, regarding the Company and this offering must be kept strictly confidential. The Purchaser understands that the federal securities laws impose restrictions on trading based on information regarding this offering. The Purchaser further acknowledges that (i) the Purchaser has received material, non-public information about the Company in connection with this offering, (ii) the United States securities laws prohibit any person who has received such information from purchasing or selling securities of the subject issuer or from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person may purchase or sell such securities, and (iii) the Purchaser shall not directly or indirectly, offer, sell, assign, transfer, pledge, contract to sell or otherwise dispose of any Common Stock or other securities of the Company while in possession of such material, non-public information. In addition, the Purchaser hereby acknowledges that unauthorized disclosure of information regarding this offering may result in a violation of Regulation FD. The Purchaser’s confidentiality obligation hereunder will terminate upon the issuance by the Company of a press release or press releases announcing the offering contemplated hereby as provided in Section 20. The foregoing agreements shall not apply to any information that is or becomes publicly available through no fault of the Purchaser, or that the Purchaser is legally required to disclose; provided, however, that if the Purchaser is requested or ordered to disclose any such information pursuant to any court or other government order or any other applicable legal or regulatory procedure, it shall provide the Company with prompt notice of any such request or order in time sufficient to enable the Company to seek an appropriate protective order.

5.4 Investment Decision. The Purchaser understands that nothing in the Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

5.5 Risk of Loss. The Purchaser understands that its investment in the Shares involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Shares. The Purchaser understands that the market price of the Common Stock has been volatile and that no representation is being made as to the future value of the Common Stock.

5.6 Legend; Legend Removal; Damages. The Purchaser understands that, until such time as the Registration Statement has been declared effective or the Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares will bear a restrictive legend in substantially the following form:

“THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SHARES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE SECURITIES LAWS AND THE SECURITIES LAWS OF OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of the Shares may reasonably request in connection with a pledge or transfer of the Shares, including, if appropriate, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

5.7 Residency. The Purchaser’s principal executive offices are in the jurisdiction set forth immediately below the Purchaser’s name on the signature pages hereto.

5.8 Public Sale or Distribution. The Purchaser hereby covenants with the Company not to make any sale of the Shares under the Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule). The Purchaser acknowledges that there may occasionally be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the Commission, or until such time as the Company has filed an appropriate report with the Commission pursuant to the Exchange Act. Without the Company’s prior written consent, which consent shall not unreasonably be withheld or delayed, the Purchaser shall not use any written materials to offer the Shares for resale other than the Prospectus (as defined in Section 7.2), including any “free writing prospectus” as defined in Rule 405 under the Securities Act. The Purchaser further covenants to notify the Company promptly of the sale of all of its Shares.

5.9 Authorization; Validity; Enforcement. The Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. The making and performance of this Agreement by the Purchaser and the consummation of the transactions herein contemplated will not violate any provision of the organizational documents of the Purchaser or conflict with, result in the breach or violation of, or constitute, either by itself or upon notice or the passage of time or both, a default under any material agreement, mortgage, deed of trust, lease, franchise, license, indenture, permit or other instrument to which the Purchaser is a party or, any statute or any authorization, judgment, decree, order, rule or regulation of any court or any regulatory body, administrative agency or other governmental agency or body applicable to the Purchaser. No consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental agency or body is required on the part of the Purchaser for the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement. Upon the execution and delivery of this Agreement, this Agreement shall constitute a legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or the enforcement of creditor’s rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution, including, but not limited to, the indemnification provisions set forth in Section 7.3 of this Agreement, may be limited by federal or state securities laws or the public policy underlying such laws. There is not in effect any order enjoining or restraining the Purchaser from entering into or engaging in any of the transactions contemplated by this Agreement.

5.10 Short Sales. Since the date the Purchaser first discussed with the Company the sale of the Shares contemplated by this Agreement, the Purchaser has not taken, and prior to the public announcement of the transaction the Purchaser shall not take, any action that has caused or will cause the Purchaser to have, directly or indirectly, sold or agreed to sell any shares of Common Stock, effected any short sale, whether or not against the box, established any “put equivalent position” (as defined in Rule 16a-1(h) under the Exchange Act) with respect to the Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derives any significant part of its value from the Common Stock.

SECTION 6. Survival. Except as otherwise provided herein and notwithstanding any investigation made by any party to this Agreement, all covenants and agreements made by the Company and the Purchasers herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor. All representations and warranties made by the Company and the Purchasers herein and in the certificates delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchasers of the Shares being purchased and the payment therefor.

SECTION 7. Registration of the Shares; Compliance with the Securities Act.

7.1 Registration Procedures and Expenses. The Company shall:

(a) use its commercially reasonably efforts to prepare and file with the Commission as soon as reasonably practicable the Registration Statement on Form S-3 (or a prospectus supplement to an effective shelf registration statement) relating to the resale of the Shares by the Purchasers from time to time on the Nasdaq Global Market, or the facilities of any national securities exchange on which the Common Stock is then traded or in privately-negotiated transactions;

(b) use its commercially reasonable efforts, subject to receipt of necessary information from the Purchasers, to cause the Registration Statement to become automatically effective or the Commission to declare the Registration Statement effective as soon as reasonably practicable, and in any event by 4:30 p.m. Eastern time on the two hundred-and-tenth (210th) day following the Closing Date (the “Effective Deadline”); and to file a prospectus (if required) with the Commission by no later than 9:00 a.m. Eastern time on the business day immediately following the Effective Date (for purposes herein, the “Effective Date” shall mean the date on which the Registration Statement becomes or is declared by the Commission to be effective);

(c) promptly prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earliest of (i) one year after the Closing Date, (ii) such time as all of the Shares have been sold pursuant to the Registration

Statement, or (iii) such time as the Shares become eligible for resale by non-affiliates pursuant to Rule 144 under the Securities Act or any other rule of similar effect without any volume or manner of sale restrictions or any need for the Company to be current in its Exchange Act reporting obligations;

(d) furnish to the Purchaser with respect to the Shares registered under the Registration Statement (and to each underwriter, if any, of such Shares) such number of copies of prospectuses and such other documents as the Purchaser may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Purchaser;

(e) file documents required of the Company for Blue Sky clearance in states specified in writing by the Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to general service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(f) bear all reasonable expenses in connection with the procedures in paragraphs (a) through (e) of this Section 7.1 and the registration of the Shares pursuant to the Registration Statement, other than fees and expenses, if any, of counsel or other advisers to the Purchasers or underwriting discounts, brokerage fees and commissions incurred by the Purchasers, if any in connection with the offering and sale of the Shares pursuant to the Registration Statement;

(g) file a Form D with respect to the Shares as required under Regulation D promulgated under the Securities Act and provide a copy thereof to the Purchaser upon request; and

(h) in order to enable the Purchasers to sell the Shares under Rule 144 to the Securities Act, for a period of one (1) year from the Closing Date, use its commercially reasonable efforts to comply with the requirements of Rule 144, including without limitation, use its commercially reasonable efforts to comply with the requirements of Rule 144 with respect to public information about the Company and timely file all reports required to be filed by the Company under the Exchange Act.

Notwithstanding the foregoing, upon the occurrence or existence of any material event that, in the reasonable judgment of the Company, makes it appropriate to suspend the availability of the prospectus (the “Prospectus”) forming a part of the Registration Statement, the Company shall give notice (without notice of the nature or details of such events) to the Purchaser that the availability of the Prospectus is suspended (a “Suspension”) and the Purchaser agrees not to sell any Shares pursuant to the Prospectus until the Purchaser is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Prospectus is suspended shall not exceed 45 days in any 90-day period or 90 days in any 365-day period.

The Company understands that the Purchaser disclaims being an underwriter, but the Purchaser being deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

7.2 Transfer of Shares After Registration. From and after the effectiveness of the Registration Statement, the Purchaser agrees that it will not effect any disposition of the Shares except as contemplated in the Registration Statement referred to in Section 7.1 or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Purchaser or its plan of distribution.

7.3 Indemnification.

(a) For the purpose of this Section 7:

(i) the term “Purchaser/Affiliate” shall mean any affiliate of a Purchaser, including a transferee who is an affiliate of a Purchaser, each officer, director and member of such Purchaser and any person who controls such Purchaser or any affiliate of such Purchaser within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and

(ii) the term “Registration Statement” shall include the Registration Statement referred to in Section 7.1, and any preliminary prospectus, final prospectus, free writing prospectus, exhibit, supplement or amendment included therein or relating thereto, and any document incorporated by reference therein, and shall also include any prospectus supplement relating to an already effective shelf registration statement to the extent that the Company is eligible to file such a prospectus supplement with respect to the registration of the Shares and elects to register the Shares by filing a prospectus supplement in lieu of filing a new registration statement on Form S-3.

(b) The Company agrees to indemnify and hold harmless each Purchaser and each Purchaser/Affiliate, against any losses, claims, damages, liabilities or expenses, joint or several, to which the Purchasers or Purchaser/Affiliates may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, financial statements and schedules, and all other documents filed as a part thereof, or arise out of or are based upon the omission or alleged omission to state in any of them a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading in light of the circumstances under which they were made, and will promptly reimburse each Purchaser and each Purchaser/Affiliate for reasonable legal and other expenses as such expenses are reasonably incurred by such Purchaser or such Purchaser/Affiliate in connection with investigating, defending or preparing to defend, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable for amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, and the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser expressly for use therein, or (ii) the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.10 or 7.2 hereof respecting the sale of the Shares, or (iii) the inaccuracy of any representation or warranty made by such Purchaser herein, or (iv) any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to such Purchaser prior to the pertinent sale or sales by such Purchaser.

(c) Each Purchaser will severally, but not jointly with any of the other Purchasers, indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, but only if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (y) the Purchasers’ failure to comply with the prospectus delivery requirements of the Securities Act or (z) any untrue or alleged untrue statement of any material fact contained in the Registration Statement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements in the Registration Statement not misleading in the light of the circumstances under which they were made, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement in reliance upon and in conformity with written information, including the Registration Statement Questionnaire, furnished to the Company by or on behalf of any Purchaser expressly for use therein; and will reimburse the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person for reasonable legal and other expenses reasonably incurred by the Company, each of its directors, each of its officers who signed the Registration Statement or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that each Purchaser’s aggregate liability under this Section 7.3(c) shall not exceed the amount of the net proceeds received by such Purchaser on the sale of the Shares pursuant to the Registration Statement.

(d) Promptly after receipt by an indemnified party under this Section 7.3 of notice of the threat or commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 7.3 promptly notify the indemnifying party in writing thereof, but the omission to notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under the indemnity agreement contained in this Section 7.3 to the extent it is not prejudiced as a result of such failure or for contribution contained in Section 7.3(e). In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with all other indemnifying parties similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party, and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict of interest between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7.3 for reasonable legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed such counsel in connection with the assumption of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, reasonably satisfactory to such indemnifying party, representing all of the indemnified parties who are parties to such action) or (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of action, in each of which cases the reasonable fees and expenses of counsel shall be at the expense of the indemnifying party. In no event shall any indemnifying party be liable in respect of any amounts paid in settlement of any action unless the indemnifying party shall have approved in writing the terms of such settlement; provided that such consent shall not be unreasonably withheld. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnification could have been sought hereunder by such indemnified party unless such settlement releases the indemnified party from all liability on claims that are the subject matter of such proceeding.

(e) If the indemnification provided for in this Section 7.3 is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under paragraphs (b), (c) or (d) of this Section 7.3 in respect to any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and such Purchaser from the private placement of Common Stock hereunder or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but the relative fault of the Company and such Purchaser in connection with the statements or omissions or inaccuracies in the representations and warranties in this Agreement and/or the Registration Statement that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and such Purchaser, on the other, shall be deemed to be in the same proportion as the amount paid by the Purchaser to the Company pursuant to this Agreement for the Shares purchased by the Purchaser that were sold pursuant to the Registration Statement relative to the difference (the “Difference”) between the amount such Purchaser paid for the Shares that were sold pursuant to the Registration Statement and the net amount received by such Purchaser from such sale. The relative fault of the Company on the one hand and each Purchaser on the other shall be determined by reference to, among other things, whether the untrue or alleged statement of a material fact or the omission or alleged omission to state a material fact or the inaccurate or the alleged inaccurate representation and/or warranty relates to information supplied by the Company or by such Purchaser and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in paragraph (d) of this Section 7.3, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in paragraph (d) of this Section 7.3 with respect to the notice of the threat or commencement of any threat or action shall apply if a claim for contribution is to be made under this paragraph (e); provided, however, that no additional notice shall be required with respect to any threat or action for which notice has been given under paragraph (d) for purposes of indemnification. The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 7.3 were determined solely by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section 7.3, each Purchaser shall not be required to contribute any amount in excess of the amount by which the Difference exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Purchasers’ obligations to contribute pursuant to this Section 7.3(e) are several and not joint.

7.4 Termination of Conditions and Obligations. The restrictions imposed by Section 5.6 or Section 7.2 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares upon the earlier of (i) the passage of one (1) year from the Closing Date and (ii) at such time as an opinion of counsel satisfactory in form and substance to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

7.5 Information Available. The Company, upon the reasonable request of the Purchasers, shall make available for inspection by each Purchaser, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by the Purchasers or any such underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, employees and independent accountants to supply all information reasonably requested by the Purchasers or any such underwriter, attorney, accountant or agent in connection with the Registration Statement.

7.6 Delay in Effectiveness of Registration Statement. If the Registration Statement is not effective on or prior to the Effective Deadline, then for each day following the Effective Deadline, until but excluding the date the Registration Statement becomes effective, the Company shall, for each such day, pay each Purchaser with respect to any such failure, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% (accruing daily) of the purchase price paid pursuant to this Agreement by such Purchaser for the Shares owned by such Purchaser at such time; and for any such 30-day period (or a portion thereof), such payment shall be made no later than three (3) business days following such 30-day period (or the day the Registration

Statement becomes effective). If such Purchaser shall be prohibited from selling Shares under the Registration Statement as a result of a Suspension of more than forty-five (45) consecutive days in any 90-day period or Suspensions on more than two occasions of not more than forty-five (45) days each in any 365-day period, then for each day on which a Suspension is in effect that exceeds the maximum allowed period for a Suspension or Suspensions, but not including any day on which a Suspension is lifted, the Company shall pay such Purchaser, as liquidated damages and not as a penalty, an amount per 30-day period equal to 1.0% (accruing daily) of the purchase price paid pursuant to this Agreement by such Purchaser for the Shares owned by such Purchaser at such time, and for any such 30-day period (or a portion thereof), such payment shall be made no later than three (3) business days following such 30-day period (or the day the Suspension is lifted). For purposes of this Section 7.6, a Suspension shall be deemed lifted on the date that notice that the Suspension has been lifted is delivered to such Purchaser pursuant to Section 7.1 of this Agreement. Any payments made pursuant to this Section 7.6 shall constitute such Purchaser’s exclusive remedy for such events. Notwithstanding the foregoing provisions, the liquidated damages payable to such Purchaser shall not exceed 12% of the aggregate purchase price paid by such Purchaser for the Shares and in no event shall the Company be obligated to pay any liquidated damages pursuant to this Section 7.6 to more than one Purchaser in respect of the same Shares for the same period of time. Such payments shall be made to the Purchasers in cash. If the Company fails to pay any liquidated damages pursuant to this Section in full within seven (7) days after the date of written demand therefor, the Company will pay interest thereon at a rate of 10% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to such Purchaser, accruing daily from the date such liquidated damages are due until such amounts, plus all interest thereon, are paid in full.

SECTION 8. Broker’s Fee. Each of the parties hereto represents that, on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of the Shares to the Purchasers.

SECTION 9. Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under the Agreement. The decision of each Purchaser to purchase the Shares pursuant to the Agreement has been made by such Purchaser independently of any other Purchaser. Nothing contained in the Agreement, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Shares or enforcing its rights under this Agreement. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

SECTION 10. Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be mailed by first-class registered or certified airmail, e-mail, confirmed facsimile or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so mailed and shall be delivered as addressed as follows:

if to the Company, to:

Active Power, Inc.

2128 W. Braker Lane, BK12

Austin, Texas 78758

Attention: John K. Penver

Facsimile: (512) 836-4511

with a copy (which copy shall not constitute notice) to:

Wilson Sonsini Goodrich & Rosati, Professional Corporation

900 South Capital of Texas Highway

Las Cimas IV, Fifth Floor

Austin, Texas 78746-5546

Attention: Derek L. Willis, Esq.

Facsimile: (512) 338-5499

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

if to the Purchasers, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 11. Changes. This Agreement may not be modified or amended, and no provision may be waived, except pursuant to an instrument in writing signed by the Company and the Purchasers who hold at least a majority of the Shares sold pursuant to the Agreement. Any amendment or waiver effected in accordance with this Section 11 shall be binding upon the Purchasers and each holder of any securities purchased under the Agreement at the time outstanding, each future holder of all such securities, and the Company.

SECTION 12. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

SECTION 13. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

SECTION 14. Governing Law; Venue; Waiver of Jury Trial. THIS AGREEMENT IS TO BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE FEDERAL LAW OF THE UNITED STATES OF AMERICA AND THE INTERNAL LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW RULE THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE INTERNAL LAWS OF THE STATE OF DELAWARE TO THE RIGHTS AND DUTIES OF THE PARTIES. THE COMPANY AND EACH PURCHASER SUBMIT TO THE NONEXCLUSIVE

JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE AND OF ANY DELAWARE STATE COURT SITTING IN DELAWARE FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. THE COMPANY AND EACH PURCHASER IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND EACH PURCHASER HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

SECTION 15. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. Facsimile signatures shall be deemed original signatures.

SECTION 16. Entire Agreement. This Agreement, the Confidentiality Agreement between the Company and Kinderhook Partners, L.P. dated as of April 28, 2009 (the “Confidentiality Agreement”) and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Each party expressly represents and warrants that it is not relying on any oral or written representations, warranties, covenants or agreements outside of this Agreement and the Confidentiality Agreement.

SECTION 17. Fees and Expenses. Except as otherwise set forth herein, the Company and each of the Purchasers shall pay their respective fees and expenses related to the transactions contemplated by this Agreement.

SECTION 18. Parties. This Agreement is made solely for the benefit of and, subject to Section 11, is binding upon each Purchaser and the Company and to the extent provided in Section 7.3, any person controlling the Company or any Purchaser, the officers and directors of the Company, and their respective executors, administrators, successors and assigns and subject to the provisions of Section 7.3, no other person shall acquire or have any right under or by virtue of this Agreement. The term “successor and assigns” shall not include any subsequent purchaser, as such purchaser, of the Shares sold to the Purchaser pursuant to this Agreement.

SECTION 19. Further Assurances. Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

SECTION 20. Securities Laws Disclosure; Publicity. The Company shall use its commercially reasonable efforts, by 9:00 a.m. New York City time on the first day immediately following the date hereof on which trading is scheduled to take place on the Nasdaq Global Market, to issue a press release disclosing all material terms of the transactions contemplated hereby, and by 3:00 p.m. New York City time on the second day following the date hereof on which trading is scheduled to take place on the Nasdaq Global Market, the Company shall file a Current Report on Form 8-K, disclosing the material terms of the transactions contemplated hereby and filing the form of this Agreement as an exhibit in accordance with the applicable Commission rules and regulations. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Nasdaq Global Market or any other trading market on which the Common Stock is listed or quoted. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Purchasers, or include the name of the Purchasers in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange Act) or any regulatory agency or the Nasdaq Global Market or other trading market, without the prior written consent of the Purchasers, except to the extent such disclosure is required by law or the Nasdaq Global Market or other trading market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure.

[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Active Power, Inc.

By:	/s/ John K. Penver
Name:	John K. Penver
Title:	Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Purchaser

Kinderhook Partners, L.P.
Name of Purchaser
(Individual or Institution)

New Jersey
Jurisdiction of Purchaser’s Executive Offices

Tushar Shah, Partner
Name and Title of Individual representing Purchaser (if an Institution)

/s/ Tushar Shah
Signature of Individual Purchaser or Individual representing Purchaser (if an Institution)

Address:

Telephone:

Facsimile:

E-mail:

Number of Shares:	6,000,000

Purchase Price per Share:	$0.50

Aggregate Purchase Price:	$3,000,000.00

[Signature Page to Securities Purchase Agreement]